                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

                           CHECK THE APPROPRIATE BOX:

                         [_] PRELIMINARY PROXY STATEMENT

                        [_] CONFIDENTIAL, FOR USE OF THE
                        COMMISSION ONLY (AS PERMITTED BY
                                RULE 14A-6(E)(2))

                         [X] DEFINITIVE PROXY STATEMENT

                       [_] DEFINITIVE ADDITIONAL MATERIALS

     [_] SOLICITING MATERIAL PURSUANT TO (S) 240.14a-11(c) OR (S) 240.14a-12


              WATER PETROLEUM & ENVIRONMENTAL TECHNOLOGIES COMPANY
                 ---------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 ---------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] NO FEE REQUIRED.

 [_] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(4) AND 0-11.


     (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

              -------------------------------------------------

        (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

                -------------------------------------------------


           (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
             COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH
              THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND
                          STATE HOW IT WAS DETERMINED):

                -------------------------------------------------


              (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

                -------------------------------------------------


                               (5) TOTAL FEE PAID:

                -------------------------------------------------

               [_] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

           [_] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED
                BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE
                  FILING FOR WHICH THE OFFSETTING FEE WAS PAID
                   PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY
                  REGISTRATION STATEMENT NUMBER, OR THE FORM OR
                      SCHEDULE AND THE DATE OF ITS FILING.

                           (1) AMOUNT PREVIOUSLY PAID:

                -------------------------------------------------


                (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

                -------------------------------------------------


                                (3) FILING PARTY:

                -------------------------------------------------


                                 (4) DATE FILED:

                -------------------------------------------------

                                     NOTES:


                              REG. (S) 240.14a-101.

                                 SEC 1913 (3-99)

              Water Petroleum & Environmental Technologies Company
                                 165 Main Street
                            Penn Yan, New York 14527



                                                              December 2, 2000




To the Stockholders:

       Notice is hereby given that a Special Meeting of the stockholders of Water Petroleum & Environmental Technologies Company, a Nevada corporation (the "Company"), will be held at the offices of Westerman Shapiro Draghi & Miller, LLP, 600 Old Country Road, Suite 500, Garden City, New York 11530, on December 12, 2000 at 1:00 p.m., local time. The meeting is being held for the purpose of considering and acting upon:

     1. The approval of an amendment to the Company's Articles of Incorporation to change the name of the Company from "Water Petroleum & Environmental Technologies Company" to "SkyGivers, Inc"; and

     2. The approval of an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock from 75,000,000 to 750,000,000.

       The Board of Directors has fixed the close of business on November 30, 2000 as the record date for determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. Under Nevada law, there are no dissenters' rights with respect to the proposal.

       Whether or not you expect to be present, please sign, date and return the enclosed proxy card as promptly as possible in the enclosed stamped envelope, the postage on which will be valid if mailed in the United States. The proxy will not be used if you attend the meeting and vote in person.


                                                            /s/ Carol Fitzgerald
                                                                       President

              Water Petroleum & Environmental Technologies Company
                                 165 Main Street
                            Penn Yan, New York 14527


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Water Petroleum & Environmental Technologies Company, a Nevada corporation (the "Company"), of proxies for use at a Special Meeting of Stockholders ("Special Meeting") to be held at the offices of Westerman Shapiro Draghi & Miller, LLP, 600 Old Country Road, Suite 500, Garden City, New York 11530, on December 12, 2000 at 1:00 p.m., local time, and at any and all adjournments thereof. The Company's principal address is 165 Main Street, Penn Yan, NY 11527. The date of mailing of this Proxy Statement is on or about December 2, 2000.

         At the Special Meeting, the stockholders of the Company are being asked to: (i) approve an amendment to the Company's Articles of Incorporation to change the name of the Company from "Water Petroleum & Environmental Technologies Company" to "Skygivers, Inc."; and (ii) approve an amendment to the Company's Articles of Incorporation to increase the number of shares of common stock which the Company is authorized to issue ("Common Stock") from 75,000,000 to 750,000,000.

         The Board of Directors has fixed the close of business on November 30, 2000 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record on that date will be entitled to vote. A stockholder who submits a proxy on the accompanying form has the power to revoke it by notice of revocation directed to the proxy holders of the Company at any time before it is voted. A subsequently dated proxy, when filed with the Secretary of the Company, will constitute revocation. Proxies will be voted as specified on the proxy card and, in the absence of specific instructions, will be voted for the proposals described in this Proxy Statement. A stockholder who has given a proxy may nevertheless attend the meeting, revoke the proxy and vote in person. The Board of Directors has selected Carol Fitzgerald to act as proxy with full power of substitution.

         Solicitation of proxies may be made by mail, personal interview, telephone and telegraph by officers and other management employees of the Company, who will receive no additional compensation for their services. The total expense of the solicitation will be borne by the Company and may include reimbursement paid to brokerage firms and others for their expenses in forwarding material regarding the Special Meeting to beneficial owners.

         The only outstanding securities of the Company entitled to vote at the Special Meeting are shares of Common Stock. As of the close of business on November 30, 2000, the record date for determining the stockholders of the Company entitled to vote at the Special Meeting, 8,449,523 shares of the Common Stock of the Company, $.01 par value ("Common Stock"), were issued and outstanding. Each outstanding share of Common Stock entitles the holder to one vote on all matters brought before the Special Meeting. The quorum necessary to conduct business at the Special Meeting consists of a majority of the outstanding shares of Common Stock as of the record date.

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         As part of the reorganization described below in Proposal I, the
Company relocated its principal administrative offices from Salt Lake City, Utah to Penn Yan, New York. Although the Company's principal administrative offices are located in New York, the Company is incorporated under the laws of the State of Nevada. Under Nevada law, approval of the amendments to the Company's Articles of Incorporation to change the name of the Company and to increase the authorized shares of Common Stock requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and "broker non-votes" will have the effect of votes against the amendments to the Articles of Incorporation.

          SECURITY OWNERSHIP OF CERTAIN PRINCIPAL HOLDERS AND MANAGMENT

         The following table sets forth certain information as of November 30, 2000, with respect to the number of shares of Common Stock beneficially owned by
(i) each person who is known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director and executive director and (iii) all directors, and executive officers as a group.

                                        NUMBER OF SHARES
    NAME OF BENEFICIAL OWNER           BENEFICIALLY OWNED      PERCENT OF CLASS
    ------------------------           ------------------      ----------------
Carol Fitzgerald, all Directors and        1,348,144                  16%
Executive Officers



                                   PROPOSAL I
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                      TO CHANGE THE NAME OF THE CORPORATION

   The corporate name of the Company since its incorporation has been "Water Petroleum & Environmental Technologies Company." On October 16, 2000, the Company entered into an Agreement and Plan of Reorganization with SkyGivers, Inc. which closed on November 15, 2000 pursuant to which the Company acquired all of the issued and outstanding shares of SkyGivers, Inc. in exchange for 7,008,895 shares of the Common Stock. In addition, the Board of Directors of the Company intends to pursue the business of SkyGivers, Inc., namely, empowering non-profit organizations through technology, as the Company's main business focus. Accordingly, in order to better reflect the Company's business purpose, the Board of Directors recommends to the stockholders for their adoption at the Special Meeting an amendment to the Company's Articles of Incorporation to change the Company's name from "Water Petroleum & Environmental Technologies Company" to "SkyGivers, Inc."

   If the amendment is adopted, the First Article of the Company's Articles of Incorporation would be amended to read as follows:

   "FIRST: The name of the Corporation is SkyGivers, Inc".

   Approval of the amendment requires the affirmative vote of a majority of the issued and outstanding shares of the Common Stock.

   The Board of Directors recommends a vote FOR this proposal.


                                   PROPOSAL II
           AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE
                        AUTHORIZED SHARES OF COMMON STOCK

   On November 30, 2000, the Board of Directors approved an amendment (the "Stock Amendment") to the Company's Articles of Incorporation to increase the authorized shares of Common Stock of the Company from 75,000,000 to 750,000,000. Stockholders are being asked to approve the Stock Amendment at the Special Meeting.

   The Articles of Incorporation currently authorize the issuance of an aggregate of 75,000,000 shares of Common Stock, $.01 par value. As of November 30, 2000, 8,449,523 shares of the Common Stock were issued and outstanding.

   The principal purpose of the Stock Amendment is to give the Company greater flexibility in its financial affairs by making 675,000,000 additional shares of Common Stock available for issuance by the Company in such transactions and at such times as the Board of Directors considers appropriate, whether in public or private offerings, as stock splits or dividends or in connection with mergers and acquisitions or otherwise. The Company's stockholders may or may not be given the opportunity to vote on such transactions, depending on the nature of the transaction, applicable law and the judgment of the Company's Board of Directors regarding the submission of such transactions to a vote of the Company's stockholders. Pending the approval of the increase of authorized shares as described in this Proposal II, the Board of Directors has approved a stock dividend in the nature of a stock split pursuant to which each holder of Common Stock will be given 47.214457 additional shares of Common Stock for each share of Common Stock presently held by such holder. The Board does not intend to seek stockholder approval for this stock dividend.

   The additional shares of Common Stock authorized for issuance pursuant to the Stock Amendment will have all of the rights and privileges which the presently outstanding shares of Common Stock possess. Neither the increase in authorized shares nor the subsequent stock dividend will affect the terms, or rights of holders of existing shares of Common Stock. All outstanding shares of Common Stock would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors. Holders of Common Stock have no preemptive or conversion rights and are not subject to further calls or assessments by the Company. Because stockholders do not have preemptive rights, the interests of existing stockholders may (depending on the particular circumstances in which additional capital stock is issued) be diluted by any issuance of the proposed additional shares of Common Stock.

   It is possible that additional shares of Common Stock could be issued for the purpose of making an acquisition by an unwanted suitor of a controlling interest in the Company more difficult, time-consuming or costly or to otherwise discourage an attempt to acquire control of the Company. Under such circumstances, the availability of authorized and unissued shares may make it more difficult for stockholders of the Company to obtain a premium for their shares. Such authorized and unissued shares could be used to create voting or other impediments or to frustrate a person or other entity seeking to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. For instance, such shares could be privately placed with purchasers who might cooperate with the Company's Board of Directors in opposing an attempt by a third party to gain control of the Company by voting such shares against the transaction with the third party or could be used to dilute the stock ownership or voting rights of a person or entity seeking to obtain control of the Company.

   Although the Company's Board of Directors does not currently anticipate issuing additional shares of Common Stock for purposes of preventing a takeover of the Company, the Company's Board of Directors reserves its right (consistent with its fiduciary responsibilities) to issue shares for such purpose.

   If the Stock Amendment is adopted, the first sentence of Article III of the Company's Articles of Incorporation would be amended to read as follows:

   "3A(1) TOTAL SHARES ISSUABLE; APPLICABLE TERMS. The number of shares of capital stock this corporation is authorized to issue and have outstanding at any one time is 775,000,000 shares, all with $.01 par value per share unless otherwise specified."; and

the fifth sentence of Article III would be amended to read as follows:

"3A(2) COMMON SHARES. 750,000,000 shares of Common Stock being voting stock, with $.01 par value per share."

   The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the proposed Stock Amendment.

   The Board of Directors recommends a vote FOR this proposal.



                                                 /s/
                                                     ---------------------------
                                                 President

Dated:   December 2, 2000

                                      PROXY
              Water Petroleum & Environmental Technologies Company
                                 Special Meeting
                  December 12, 2000 or any adjournment thereof


         The undersigned acknowledges receipt of the Proxy Statement and Notice, dated December 2, 2000, of the Special Meeting of Stockholders and hereby appoints Carol Fitzgerald, with full power of substitution, the attorney, agent and proxy of the undersigned, to act for and in the name of the undersigned and to vote all the shares of Common Stock of the undersigned which the undersigned is entitled to vote at the Special Meeting of Stockholders of Water Petroleum & Environmental Technologies Company (the "Company") to be held December 12, 2000, and at any adjournment or adjournments thereof, for the following matters:

APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM "WATER PETROLEUM & ENVIRONMENTAL TECHNOLOGIES COMPANY" TO "SKYGIVERS, INC".

VOTE FOR ___________  AGAINST ____________  ABSTAIN ___________

APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK.

VOTE FOR ___________  AGAINST _____________  ABSTAIN ___________


         Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted FOR both proposal set forth above.

         Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States. Please sign exactly as your name appears in the space below. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy must be signed by a duly authorized officer, and his name and title should appear where indicated below his signature.

Date:                       , 2000



                    NAME OF REGISTERED HOLDER:         [                ]
                    NUMBER OF SHARES ENTITLED TO
                    VOTE AT THE SPECIAL MEETING:       [          ]

                                      Individual:

                                      --------------------------
                                      Name

                                      Joint Owner:

                                      --------------------------
                                      Name

or

                                     Entity:

                                     By:
                                         ---------------------------------
                                     Name:
                                     Title: